UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS OF
OAK BROOK CAPITAL II, INC.

The undersigned being all of the directors of Oak Brook Capital II, Inc. (the "Company"), hereby adopt the following resolutions:

RESOLVED, that the Company hereby agrees to merge with Americas Power Partners, Inc., a Delaware corporation ("Merger"); and

RESOLVED FURTHER, that in connection with the Merger, the Company hereby agrees to issue 7,541,693 restricted shares of its common stock to the former shareholders of Americas Power Partners, Inc.; and

RESOLVED FURTHER, that the form of Certificate of Merger attached to this Written Consent as Exhibit A to be filed with the State of Colorado to consummate the Merger and in connection with the Merger, the Company hereby agrees to issue 7,541,693 restricted shares of its common stock to the former shareholders of Americas Power Partners; and the form of the Articles of Merger attached to this Written Consent as Exhibit B to be filed with the State of Colorado to consummate the Merger, are hereby adopted and confirmed; and

RESOLVED FURTHER, that the corporate officers of the Company are hereby authorized and directed to implement the foregoing resolutions.

Dated: August 17, 1999

/s/ Mark T. Thatcher
_____________________________
MARK T. THATCHER, Chairman

/s/ Gerard Werner
____________________________
GERARD WERNER, Secretary